UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-A/A

                                 Amendment No. 1

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 CYTOMEDIX, INC.
             (Exact name of registrant as specified in its charter)

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
                         Delaware                                                   23-3011702
         (State of incorporation or organization)                       (IRS Employer Identification No.)

   416 Hungerford Drive, Suite 330, Rockville, Maryland                               20850
         (Address of principal executive offices)                                   (Zip Code)
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        Securities to be registered pursuant to Section 12(b) of the Act:

                                                 Name of Exchange on which each
                                                   class is to be registered
Title of each class to be so registered
    Common Stock, $0.0001 par value                 American Stock Exchange

If this form relates to the registration of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
____________________ (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                 ----------------------------------------------
                                (Title of class)

                 ----------------------------------------------
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

         Cytomedix, Inc. (the "Registrant") hereby amends its Registration Statement on Form 8-A filed with the Securities and Exchange Commission on May 31, 2005, to state correctly the par value of the common stock to be registered hereunder.

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Item 1.  Description of Registrant's Securities to be Registered

         The Registrant hereby incorporates by reference the description of its securities to be registered hereunder contained under the heading "DESCRIPTION OF SECURITIES--Common Stock" in Registrant's Post-Effective Amendment No. 2 to Registration Statement on Form SB-2 (File No. 333-115364) filed with the Commission on May 24, 2005.

Item 2.  Exhibits

n/a

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)  CYTOMEDIX, INC.

Date:  May 31, 2005

By:     /s/ Kshitij Mohan
     ---------------------------------------------------------
         Kshitij Mohan
         Chief Executive Officer